UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549
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                                          FORM 8-K

                    Current Report Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934


                 Date of Report (Date of earliest event reported):

                                         May 8, 2003


                                 HARRIS & HARRIS GROUP, INC.
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                  (Exact name of registrant as specified in its charter)



         New York                   0-11576                 13-3119827
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(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
of incorporation)                                        Identification No.)


                                    One Rockefeller Plaza
                                      Rockefeller Center
                                   New York, New York  10020
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                  (Address of principal executive offices and zip code)


	Registrant's telephone number, including area code: (212) 332-3600
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 Item 7.  Financial Statements and Exhibits

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.


           Exhibit No.          Description

              99.1             Press release dated May 5, 2003


Item 9.	Regulation FD Disclosure.

In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under Item 9.

On May 5, 2003, Harris & Harris Group, Inc. issued a press release announcing its financial results for the period ending March 31, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  May 8, 2003                 HARRIS & HARRIS GROUP, INC.



                                   By: /s/ Helene B. Shavin
                                   -----------------------------
                                   Helene B. Shavin
                                   Vice President and Controller


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                            EXHIBIT INDEX

Exhibit No.               Description

  99.1                    Press release dated May 5, 2003



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